UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2010

ROYAL FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

____________________________

Delaware	000-51123	20-1636029
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
9226 South Commercial Avenue Chicago, IL		60617 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (773) 768-4800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Royal Financial, Inc. (the “Company”) announced today that on July 16, 2010, the Company filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister the Company’s common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended.  The Company is eligible to file Form 15 because there were less than 300 holders of record of its common stock at July 1, 2010, and upon filing of the Form 15.  The Company expects the deregistration to become effective within 90 days of filing with the SEC.  Upon the filing of the Form 15, the Company’s obligation to file reports with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K, is immediately suspended.

Attached as Exhibit 99.1 is a copy of the Company’s press release announcing the filing of the Form 15, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release dated July 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2010	ROYAL FINANCIAL, INC. (Registrant) By: /s/Leonard Szwajkowski Name: Leonard Szwajkowski Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press release dated July 16, 2010.